UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant[x]	Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[x]    Preliminary Proxy Statement

[  ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ]    Definitive Proxy Statement

[  ]    Definitive Additional Materials

[  ]    Soliciting Material Pursuant to Rule 14a-12

JPMorgan Insurance Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

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[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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[  ]    Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio
1111 Polaris Parkway
Columbus, Ohio 43240

January     , 2009

Dear Owner of a Variable Annuity Contract or Variable Life Insurance Policy:

Our records indicate that you are an owner of a variable annuity contract and/or a variable life insurance policy (collectively, “variable contracts”) and that you have selected as an investment option within that variable contact the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio (the “Portfolio”), a series of JPMorgan Insurance Trust (“JPMIT”). As such, you are entitled to give the insurance company issuing your variable contract voting instructions regarding an important matter to be voted upon at an upcoming meeting of shareholders of the Portfolio. The Board of Trustees of JPMIT has called a special meeting of shareholders of the Portfolio scheduled for Wednesday, April 1, 2009 at 245 Park Avenue, New York, New York 10167, at 9:00 a.m. Eastern Time (“Meeting”).

The purpose of the Meeting is to ask shareholders to consider the following proposals:

(1)    To approve the replacement of the Portfolio’s fundamental investment objective with a new nonfundamental investment objective; and

(2)    To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

JPMorgan Investment Advisors Inc. (“JPMIA”), as investment adviser of the Portfolio, has reviewed the investment objective of the Portfolio and believes it would be more appropriate to change the investment objective of the Portfolio to remove its secondary component of current income from the objective. The adviser believes this will result in the objective being more appropriate for the universe of Russell Midcap Growth Index securities in which the Portfolio invests. Making the change in the objective and also making it nonfundamental will provide portfolio management with more flexibility to seek attractive investment opportunities and that may offer greater potential for improved Portfolio performance for the benefit of shareholders.

After careful consideration, the Board of Trustees of JPMIT recommends that you vote “FOR” the proposal. [JPMIA and/or its affiliates] will vote the shares they hold directly “FOR” the proposal.

The Portfolio is available exclusively as a funding vehicle for variable contracts offered by the separate accounts (or sub-accounts thereof) (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”), except to the extent that J.P.Morgan Investment Management Inc., an affiliate of JPMIA, is a direct shareholder of the Class 2 shares of the Portfolio. Individual variable contract owners or participants (“variable contract owners”) are not the “shareholders” of the Portfolio. Rather, the Participating Insurance Companies and their Separate Accounts are the shareholders of the Portfolio. Each Participating Insurance Company will offer to variable contract owners that have allocated their variable contract values to the Portfolio (“Affected Contract Owners”) the opportunity to instruct the Participating Insurance Company as to how it should vote Portfolio shares held by the Separate Accounts with respect to the proposal to be considered at the Meeting. This letter and the accompanying Notice of Special Meeting of Shareholders, Proxy Statement, and Voting Instructions Card are, therefore, being furnished to Affected Contract Owners entitled to provide voting instructions with regard to the proposal being considered at the Meeting.

We strongly invite your participation by asking you to review these materials and complete and return your Voting Instructions Card as soon as possible.

Detailed information about the proposal is contained in the enclosed materials. Your vote is very important to us regardless of the number of shares held by your account. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on April 1, 2009. VOTING IS QUICK AND EASY. EVERYTHING

YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Voting Instructions Card in the enclosed postage-paid envelope.

In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Voting Instructions Card at hand.	(1) Read the Proxy Statement and have your Voting Instructions Card at hand.

(2) Call the toll-free number that appears on your Voting Instructions Card.	(2) Go to the website that appears on your Voting Instructions Card.

(3) Enter the control number set forth on the Voting Instructions Card and follow the simple instructions.	(3) Enter the control number set forth on the Voting Instructions Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Voting Instructions Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account. Please be sure to vote each account by utilizing one of the methods described on the Voting Instructions Cards or by signing and dating each card and enclosing it in the postage-paid envelope provided for each card.

If you have any questions after considering the enclosed materials, please call your financial representative.

Sincerely,

/s/	George C.W. Gatch George C.W. Gatch President

JPMORGAN INSURANCE TRUST
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio
(the “Portfolio”)

1111 Polaris Parkway
Columbus, Ohio 43240

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 1, 2009

To the owners of, or participants in, variable life insurance contracts and variable annuity contracts (“variable contracts”) offered by the separate accounts (or sub-accounts thereof) (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”):

NOTICE IS HEREBY GIVEN that JPMorgan Insurance Trust (“JPMIT”), on behalf of the Portfolio, will hold a special meeting of shareholders at 245 Park Avenue, New York, New York 10167, on Wednesday, April 1, 2009 at 9:00 a.m. Eastern Time (“Meeting”). Please contact [  ] at [  ] if you have any questions relating to attending the Meeting in person. The Meeting is being held for the following purposes:

(1)    To approve the replacement of the Portfolio’s fundamental investment objective with a new nonfundamental investment objective; and

(2)    To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Portfolio is available exclusively as funding vehicles for variable contracts offered by the Separate Accounts of Participating Insurance Companies, except to the extent that J.P.Morgan Investment Management Inc., an affiliate of the Portfolio’s adviser, is a direct shareholders of the Class 2 shares of the Portfolio. Individual variable contract owners or participants are not the “shareholders” of the Portfolio. Rather, the Participating Insurance Companies and their Separate Accounts are the shareholders of the Portfolio. Shareholders of record of a Portfolio at the close of business on January 8, 2009 (the “Record Date”) are entitled to vote at the Meeting with respect to the proposal affecting that Portfolio. In accordance with the Investment Company Act of 1940, as amended, and certain interpretations by the staff of the Securities and Exchange Commission with respect to voting requirements of investment companies funding variable contracts, each Participating Insurance Company will offer to variable contract owners or participants that have allocated their variable contract values to the Portfolio as of the Record Date, as determined by the Participating Insurance Companies and their Separate Accounts (“Affected Contract Owners”) the opportunity to instruct the Participating Insurance Companies that are shareholders as to how they should vote Portfolio shares held by the Separate Accounts with respect to the proposal.

As a variable contract owner of record at the Record Date, you have the right to instruct your Participating Insurance Company as to the manner in which the Portfolio’s shares attributable to your variable contract should be voted.

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Voting Instructions Card at hand.	(1) Read the Proxy Statement and have your Voting Instructions Card at hand.

(2) Call the toll-free number that appears on your Voting Instructions Card.	(2) Go to the website that appears on your Voting Instructions Card.

(3) Enter the control number set forth on the Voting Instructions Card and follow the simple instructions.	(3) Enter the control number set forth on the Voting Instructions Card and follow the simple instructions.

We encourage you to vote by telephone using the control number that appears on your enclosed Voting Instructions Card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

Important Notice regarding the availability of Proxy Materials for the Shareholder Meeting to be held on
April 1, 2009.

This proxy statement is available at [insert Web address here].

PLEASE RESPOND — WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE
ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

/s/	Frank J. Nasta Frank J Nasta Secretary

January     , 2009

JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio
(the “Portfolio”)

1111 Polaris Parkway,
Columbus, Ohio 43240

PROXY STATEMENT

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN
CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 1, 2009

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (“BOARD”) OF JPMORGAN INSURANCE TRUST (“JPMIT”), on behalf of the Portfolio to be voted at the Special Meeting of Shareholders of the Portfolios on Wednesday, April 1, 2009 at 9:00 a.m. Eastern Time at 245 Park Avenue, New York, New York 10167, for the purposes set forth below and described in greater detail in this Proxy Statement. (The meeting and any adjournment or postponement of the meeting is referred to in this Proxy Statement as the “Meeting.”) This Proxy Statement, along with a Notice of Special Meeting of Shareholders and a Voting Instructions Card, is first being mailed to owners of, and participants in, variable annuity and variable life insurance contracts (“variable contract owners”) that have allocated their variable contract values to the Portfolio (“Affected Contract Owners”) on or about January     , 2009.

JPMIT’s executive offices are located at 1111 Polaris Parkway, Columbus, Ohio 43271-0211. JPMorgan Investment Advisors Inc. (“JPMIA”) serves as investment adviser to JPMIT. JPMIA’s offices are located at 1111 Polaris Parkway, Columbus, Ohio 43240.

JPMIA and the Portfolio’s administrator will waive their fees and/or reimburse the Portfolio in an amount sufficient to offset the direct costs of holding the Meeting, including, but not limited to, the printing and mailing of the proxy statement and the cost of the proxy solicitation by JPMIA and its affiliates. Voting instructions are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of JPMIT, JPMIA and their affiliates.

The Portfolio is available exclusively as a funding vehicle for variable contracts offered by the separate accounts (or sub-accounts thereof) (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”) , except to the extent that J.P.Morgan Investment Management Inc., an affiliated of JPMIA, is a direct shareholders of the Class 2 shares of the Portfolio. Individual owners of or participants in a variable contract are not the “shareholders” of the Portfolio. Rather, the Participating Insurance Companies and their Separate Accounts are the shareholders of the Portfolio. Shareholders of record of the Portfolio at the close of business on January 8, 2009 (the “Record Date”) are entitled to vote at the Meeting with respect to the proposal affecting the Portfolio. In accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), and certain interpretations by the staff of the Securities and Exchange Commission (“SEC”) with respect to voting requirements of investment companies funding variable contracts, each Participating Insurance Company will offer to variable contract owners that have allocated their variable contract values to the Portfolio as of the Record Date, as determined by the Participating Insurance Companies and their Separate Accounts (“Affected Contract Owners”) the opportunity to instruct the Participating Insurance Companies that are shareholders as to how they should vote Portfolio shares held by the Separate Accounts with respect to the proposal.

Only shareholders of record at the Record Date will be entitled to receive notice of, and to vote at, the Meeting. As noted above, the Participating Insurance Companies and their Separate Accounts are the only shareholders of the Portfolio. However, each Participating Insurance Company will vote the shares of the

Portfolio at the Meeting in accordance with the timely instructions received from their respective variable contract owners. Each Participating Insurance Company will vote shares attributable to variable contracts as to which no timely instructions are received in the same proportion (for, against, or withhold) as those for which timely instructions are received. Certain Participating Insurance Companies are the legal shareholders of a large percentage of the Portfolio’s shares and will vote proportionally without regard to any minimum percentage of voting instructions received, which may result in a small number of Affected Contract Owners determining the vote on the proposal. If a duly executed and dated Voting Instructions Card is received that does not specify a choice, the Participating Insurance Company will consider its timely receipt as an instruction to vote in favor of the proposal. Variable contract owners may revoke previously submitted voting instructions given to their respective Participating Insurance Companies at any time prior to the Meeting by submitting to the Participating Insurance Company subsequently dated voting instructions, delivering to the Participating Insurance Company a written notice of revocation, or otherwise giving notice of revocation in person at the Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instructions. As of January 8, 2009, the Portfolio had             shares outstanding.

If you wish to participate in the Meeting, but do not wish to authorize the execution of a proxy by telephone, you may still submit the Voting Instructions Card included with this Proxy Statement by mail or attend the Meeting in person.

As of the Record Date, Trustees and officers of the Trust, as a group, owned less than 1% of the shares of the Portfolio. For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of the Portfolio as of the Record Date, please refer to Exhibit A.

The Portfolio’s most recent annual report for the fiscal year ended December 31, 2007, and most recent semi-annual report for the period ended June 30, 2008, have been mailed previously to shareholders and variable contract owners. If you would like to receive additional copies of these shareholder reports free of charge, or copies of any subsequent shareholder report, please contact JPMIT by calling 1-800-480-4111, by writing JPMorgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, or by visiting the variable insurance portfolios section of the JPMorgan Funds website at www.jpmorganfunds.com. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

The Meeting has been called for the purpose of having the shareholders of the Portfolio consider and take action upon the proposal listed in the Notice of Special Meeting of Shareholders. This Proxy Statement contains information you should know before voting on the proposal.

PROPOSAL 1

REPLACING THE PORTFOLIO’S FUNDAMENTAL INVESTMENT OBJECTIVE WITH A
NEW NONFUNDAMENTAL INVESTMENT OBJECTIVE

What are shareholders being asked to approve in Proposal 1?

The Board is proposing that shareholders approve a new nonfundamental investment objective for the Portfolio, as described more fully below.

Why are shareholders being asked to change the Portfolio’s investment objective?

The Portfolio currently seeks growth of capital and secondarily, current income by investing primarily in equity securities. This objective is a fundamental policy that cannot be changed without shareholder approval.

JPMIA believes, and the Board of Trustees concurs, that in order to provide portfolio management with more flexibility to seek attractive investment opportunities that may offer greater potential for improved performance the Portfolio’s objective should be revised to remove the secondary income component. A mid-cap growth portfolio that has an income component to its investment objective, such as the Portfolio, is not representative of the funds in the current mid-cap growth category. In general, “mid-cap growth” securitites do not produce income and a recent examination of other “mid-cap growth” funds as designated by Lipper, Inc., an independent mutual fund analysis company, shows that many of the funds in this category do not have an income component to their investment objective.

Under its proposed investment objective, the Portfolio would seek capital growth over the long term. If the proposal is not approved, the investment objective of the Portfolio will remain the same, and the Board may consider other courses of action.

If the proposal is approved, the Trustees of the Portfolio could approve a change in the Portfolio’s nonfundamental investment objective again in the future, and shareholders of the Portfolio will be given notice of such change prior to its implementation; however, if such a change were to occur, the Board would not be required to submit such change to shareholders.

What are the benefits of reclassifying the Portfolio’s investment objective from fundamental to nonfundamental?

Under the 1940 Act, the Portfolio’s investment objective is not required to be “fundamental.” A fundamental investment objective may be changed only by vote of the Portfolio’s shareholders. Nevertheless, the Portfolio’s investment objective was initially established as fundamental in response to then-current regulatory and market practices. In order to provide JPMIA with enhanced investment management flexibility by allowing changes to the Portfolio’s investment objective to respond to changed market conditions or other circumstances in a timely manner without the need, expense and delay of calling a shareholder meeting, JPMIA proposed, and the Trustees approved, the nonfundamental classification of the Portfolio’s proposed new investment objective. A nonfundamental investment objective may be changed at any time in the future by the Trustees of the Portfolio without approval by the Portfolio’s shareholders.

Recommendation of Trustees

The Board of Trustees met in person in November 2008 to consider the replacement of the Portfolio’s fundamental investment objective with a new nonfundamental investment objective. At the Board meeting, the Trustees reviewed materials furnished by JPMIA and information provided by representatives of JPMIA regarding the proposed investment objective. The Trustees unanimously approved the proposed investment objective and recommended that shareholders of the Portfolio approve the proposed investment objective. In approving the proposed investment objective and making their recommendation, the Trustees considered numerous factors, including: 1) that “mid cap growth” securities in general do not produce income; 2) the competitive marketplace of funds in the “mid-cap growth” category as designated by Lipper, Inc., which shows that many of such funds do not have an income component in their investment objective; 3) JPMIA’s and its advisory affiliates’ capabilities with the proposed investment objective and desirability for consistency in the objectives of the Portfolio and other funds managed by JPMIA or its advisory affiliates; 4) the desirability of avoiding delay and costly shareholder meetings by changing the investment objective from fundamental to nonfundamental; and 5) other factors deemed relevant by the Trustees.

Based upon a review of the above factors, the Board concluded that replacing the Portfolio’s fundamental investment objective with a new nonfundamental investment objective would be in the best interests of the Portfolio and its shareholders.

Required Vote

In accordance with the 1940 Act, Proposal 1, the replacement of the Portfolio’s fundamental investment objective with a new nonfundamental investment objective, must be approved by (i) 67 percent or more of the voting securities of the Portfolio present at such Meeting, if the holders of more than 50 percent of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50 percent of the outstanding voting securities of the Portfolio, whichever is less. Each full share is entitled to one vote and fractional shares shall be entitled to a vote of such fraction.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS
OF THE PORTFOLIO VOTE “FOR” PROPOSAL 1.

GENERAL INFORMATION

Investment Adviser

JPMIA, 1111 Polaris Parkway, Columbus, Ohio 43240, makes the day-to-day investment decisions for the Portfolio and continuously reviews, supervises and administers the Portfolio’s investment program subject to the supervision of Board of Trustees of JPMIT and in accordance with the policies and procedures of JPMIT. JPMIA has served as investment adviser to the Portfolio since its inception. In addition, JPMIA serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. The address of JPMorgan Chase & Co. is 270 Park Avenue, New York, New York 10167.

Distributor

JPMorgan Distribution Services, Inc. (“JPMDS”), 1111 Polaris Parkway, Columbus, Ohio 43240, serves as the distributor to the Portfolio. JPMDS is an affiliate of JPMIA and is a direct, wholly-owned subsidiary of JPMorgan Chase.

Administrator

JPMorgan Funds Management, Inc. (“JPMFM”), 1111 Polaris Parkway, Columbus, Ohio 43240 serves as administrator for JPMIT. JPMFM is an affiliate of JPMIA and an indirect wholly-owned subsidiary of JPMorgan Chase.

OTHER BUSINESS

No Other Matters. The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy card will vote thereon in accordance with their judgment.

Shareholder Proposals. JPMIT is not required to and does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by JPMIT at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

Shareholder Communications with the Board. Shareholders wishing to send communications to the Board of Trustees or specific members of the Board should submit the communication in writing to the attention of the Secretary of JPMIT, at 245 Park Avenue, New York, NY 10167, identifying the correspondence as intended for the Board of JPMorgan Insurance Trust or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall identify the substance of such communications.

OTHER VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies and related voting instructions by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of Special Meeting of Shareholders and a Voting Instructions Card, is first being mailed to Affected Contract Owners on or about January     , 2009. Only shareholders of record of the Portfolio as of the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Meeting or any adjournments or postponements thereof, with respect to the proposal. As an Affected Contract Owner with a variable contract value allocated to the Portfolio as of the close of business on the Record Date, you are entitled to instruct your Participating Insurance Company how to vote the shares of the Portfolio attributable to your variable contract via telephone, Internet or Voting

Instruction Card. If the enclosed Voting Instructions Card is properly executed and returned in time to be voted at the Meeting, the Participating Insurance Companies named therein will vote the shares represented by the Voting Instructions Card in accordance with the instructions marked thereon.

A Voting Instructions Card executed by an Affected Contract Owner may be revoked at any time prior to the Participating Insurance Company voting the shares represented thereby by the Affected Contract Owner by providing the Participating Insurance Company with a properly executed written revocation of such Voting Instructions Card or by the Affected Contract Owner providing the Participating Insurance Company with proper later-dated voting instructions by telephone or by the Internet. In addition, any Affected Contract Owner who attends the Meeting in person may provide voting instructions by Voting Instructions Card at the Meeting, thereby canceling any voting instruction previously given.

It is expected that each of the Participating Insurance Companies will attend the Meeting in person or by proxy and will vote Portfolio shares held by it in accordance with the voting instructions received from their respective Affected Contract Owners. Unless revoked, all valid and executed Voting Instructions Cards will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR Proposal 1 and FOR any other matters deemed appropriate. Shares for which a Participating Insurance Company receives no timely voting instructions from Affected Contract Owners will be voted by that Participating Insurance Company FOR or AGAINST approval of the proposal, or as an abstention, in the same proportion as the shares for which Affected Contract Owners have provided voting instructions to the Participating Insurance Company. Shares of JPMIT owned by a Participating Insurance Company will also be voted in the same proportions as the shares for which voting instructions have been received from Affected Contract Owners. This proportional voting may result in a small number of Affected Contract Owners determining the vote on the proposal.

Each whole share of the Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. The number of Portfolio shares held in a Separate Account for which an Affected Contract Owner may provide voting instructions was determined as of the Record Date by dividing (i) a variable contract’s account value (minus any variable contract indebtedness) allocable to that Separate Account by (ii) the net asset value of one share of the Portfolio. Votes cast by proxy or in person by a Participating Insurance Company at the Meeting will be counted by persons appointed as inspectors of election for the Meeting.

Quorum

Under JPMIT’s By-laws, the presence in person or by proxy of a majority of shareholders of the Portfolio as of the Record Date shall constitute a quorum at the Meeting for the Portfolio. For purposes of determining the presence of a quorum, shares represented by abstentions will be counted as present. Because [                     Insurance Company and                      Insurance Company] are the legal shareholders of a majority of the Portfolio’s shares, and will vote these shares as described above, the presence of [                     Insurance Company and                      Insurance Company] at the Meeting will ensure that there will be a quorum at the Meeting with respect to the Portfolio regardless of how many Affected Contract Holders direct [                     Insurance Company and                      Insurance Company] to vote on Proposal 1.

Effect of Abstentions

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions will be treated as shares that are present for quorum purposes. Under the 1940 Act, the affirmative vote necessary to approve the proposal is a majority of shares outstanding and entitled to vote on the matter, such that abstentions will effectively be a vote against the proposal.

ADJOURNMENTS

In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the proposal, such persons may propose one or more adjournments of the Meeting with respect to the proposal for a reasonable period or periods.

In determining whether to adjourn the Meeting with respect to the proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal for a reasonable period.

In the event of adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

PROXY SOLICITATION

Voting instructions are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of JPMIT, JPMIA and their affiliates. The cost of the solicitation will be borne by JPMIA and its affiliates. In addition, JPMIA will reimburse each Participating Insurance Company for expenses incurred in forwarding solicitation material to their Affiliated Contract Owners.

As the Meeting date approaches, Affected Contract Owners may receive a call from a representative of JPMIA, an affiliate of JPMIA, or the Participating Insurance Company if the relevant Participating Insurance Company has not yet received voting instructions. Authorization to permit JPMIA or the Participating Insurance Company to execute voting instructions may be obtained by telephonic instructions from Affected Contract Owners.

Voting instructions that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Portfolio believes that these procedures are reasonably designed to ensure that the identity of the Affected Contract Owner providing the voting instructions is accurately determined and that the voting instructions of the Affected Contract Owner are accurately determined. In all cases where telephonic voting instructions are solicited, JPMIA, an affiliate of JPMIA, or a representative of the relevant Participating Insurance Company is required to ask the Affected Contract Owner for his or her full name, address, social security number or employer identification number, title (if the person giving the voting instructions is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the information from the solicited Affected Contract Owner agrees with the information provided to JPMIA, an affiliate of JPMIA, or a representative of the relevant Participating Insurance Company by the Portfolio, JPMIA, an affiliate of JPMIA, or a representative of the relevant Participating Insurance Company has the responsibility to explain the process, read the proposal listed on the Voting Instructions Card, and ask for the Affected Contract Owner’s voting instructions on the proposal. The representative of JPMIA, an affiliate of JPMIA, or a representative of the relevant Participating Insurance Company, although permitted to answer questions about the process, is not permitted to recommend to the Affected Contract Owner how to instruct the relevant Participating Insurance Company to vote, other than to read any recommendation set forth in this Proxy Statement. A representative of JPMIA, an affiliate of JPMIA, or a representative of the relevant Participating Insurance Company will record the Affected Contract Owner’s instructions on the Voting Instructions Card. Within 72 hours, JPMIA, an affiliate of JPMIA, or a representative of the relevant Participating Insurance Company will send the Affected Contract Owner a letter or mailgram to confirm the Affected Contract Owner’s voting instructions and asking the Affected Contract Owner to call JPMIA, an affiliate of JPMIA, or a representative of the relevant Participating Insurance Company immediately if the Affected Contract Owner’s voting instructions are not correctly reflected in the confirmation.

EXHIBIT A
PRINCIPAL SHAREHOLDERS OF THE PORTFOLIO

Principal Holders of Securities. As of the Record Date the following person(s) owned of record, or were known by JPMIT to own beneficially or of record, 5% or more of the Portfolio’s shares. Shareholders indicated with an (*) below holding greater than 25% or more of the Portfolio are a “controlling person under the 1940 Act.”

Portfolio	Name and Address	Type of Ownership	Percentage of Portfolio Shares
JPMORGAN INSURANCE TRUST DIVERSIFIED MID CAP GROWTH PORTFOLIO — CLASS 1

JPMORGAN INSURANCE TRUST DIVERSIFIED MID CAP GROWTH PORTFOLIO — CLASS 2

YOUR VOTING INSTRUCTIONS ARE IMPORTANT

Your Voting Instructions are important!

And now you can Provide Instructions on the PHONE or the INTERNET.

It saves Money! Telephone and Internet instructions saves postage costs.

It saves Time! Telephone and Internet instructions are instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-235-4258 or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Voting Instructions Card when you vote by phone or Internet.

Please detach at perforation before mailing.

VOTING INSTRUCTIONS	JPMORGAN INSURANCE TRUST DIVERSIFIED MID CAP GROWTH PORTFOLIO NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 1, 2009	VOTING INSTRUCTIONS

[Insurance Company]

The undersigned owner or holder of a variable annuity contract or variable life insurance policy (“Contract”) hereby instructs the issuing insurance company named above to vote and act with respect to all shares of the JPMorgan Insurance Trust Diversified Mid Cap GrowthPortfolio attributable to his or her Contract at the Special Meeting of Shareholders of the Portfolio to be held at 9:00 a.m., Eastern time, on April 1, 2009, at the offices of J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, New York 10167, and at any adjournment of postponement thereof (“Meeting”), and to use its discretion as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, to vote upon such other business as may properly come before the Meeting.

This Voting Instruction when properly executed will be voted in the manner directed by the undersigned. IF NO INSTRUCTIONS ARE GIVEN, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL LISTED ON THE REVERSE SIDE. THE SOLICITATION OF THIS VOTING INSTRUCTION IS MADE ON BEHALF OF THE BOARD OF TRUSTEES. Your vote is important. Complete, sign on the reverse side and return this card as soon as possible.

VOTE VIA THE TELEPHONE: 1-866-235-4258
VOTE VIA THE INTERNET: www.proxy-direct.com

YOUR VOTE IS IMPORTANT.

Please complete, sign and return this card as soon as possible. Please sign exactly as your name(s) appear(s) on this Voting Instruction. If shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

__________________________________________________________

Signature

__________________________________________________________

Signature (if held jointly)

______________________________________________________,2009

Date                                               JPM_19661_VI_112508

YOUR VOTING INSTRUCTIONS ARE IMPORTANT

Please detach at perforation before mailing.

The Board of Trustees recommends that you vote FOR the proposals below.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

		FOR	WITHHOLD	ABSTAIN
1.	To approve the replacement of the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio’s fundamental investment objective with a new nonfundamental investment objective.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR APPROVAL OF PROPOSAL 1. IF YOU FAIL TO RETURN THIS VOTING INSTRUCTION CARD, THE COMPANY WILL VOTE ALL SHARES ATTRIBUTABLE TO YOUR ACCOUNT VALUE IN PROPORTION TO THE VOTING INSTRUCTIONS FOR THE PORTFOLIO ACTUALLY RECEIVED.

PLEASE SIGN, DATE, AND RETURN THE VOTING INSTRUCTIONS PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

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PROXY	JPMORGAN INSURANCE TRUST DIVERSIFIED MID CAP GROWTH PORTFOLIO NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 1, 2009	PROXY

The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders ofthe JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio, to be held at the offices of J.P. Morgan Investment Management Inc. (“JPMIM”) 245 Park Avenue, New York, New York 10167 on April 1, 2009, at 9:00 a.m., Eastern Time (the “Meeting”), and appoints Laura Melman, Tiffany Prasad, Frank Tango and Michael Tansley (and each of them) proxies, with power of substitution, to attend the Special Meeting (and any postponements or adjournments thereof) and to vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and with discretionary power to vote on any other business that may properly come before the Special Meeting.

This Proxy when properly executed will be voted in the manner directed by the undersigned. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL LISTED ON THE REVERSE SIDE. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES. Your vote is important. Complete, sign on the reverse side and return this card as soon as possible.

VOTE VIA THE TELEPHONE: 1-866-241-6192
VOTE VIA THE INTERNET: www.proxy-direct.com

YOUR VOTE IS IMPORTANT.

Please complete, sign and return this card as soon as possible. Please sign exactly as your name(s) appear(s) on this Proxy. If shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

__________________________________________________________

Signature

__________________________________________________________

Signature (if held jointly)

______________________________________________________,2009

Date                                                JPM_19661_121008

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

The Board of Trustees recommends that you vote FOR the proposals below.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

		FOR	WITHHOLD	ABSTAIN
1.	To approve the replacement of the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio’s fundamental investment objective with a new nonfundamental investment objective.

PLEASE SIGN, DATE, AND RETURN THE VOTING INSTRUCTIONS PROMPTLY USING THE ENCLOSED ENVELOPE.